UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2014

SMTC Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road
Markham, Ontario, Canada	L3R 4N6
(Address of principal executive offices)	(Zip Code)

(905) 479-1810
(Registrant’s telephone number, including area code)

__________________________________________________________________
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 14, 2014, the Audit Committee (“the Committee”) of the Board of Directors of the Company approved the dismissal of KPMG LLP (Canada) (“KPMG LLP”) as the Company’s independent registered public accounting firm.  On August 20, 2014 the Company engaged PricewaterhouseCoopers LLP (Canada) (“PwC Canada”) as the Company’s new independent registered public accounting firm beginning with the review of the Company’s financial statements for the quarter ending September 28, 2014.

During the Company’s fiscal years ended December 29, 2013 and December 30, 2012 through August 14, 2014, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference thereto in its reports on the financial statements for such periods.  However, during such periods, there were “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The reportable events included material weaknesses as described by the Company in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013. Specifically, management concluded that there were weaknesses in the internal controls over processing and tracking transactions affecting inventory in the Company’s Chihuahua Mexico facility and over the assessment of the recoverability of the Company’s deferred tax asset. The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with KPMG LLP, and will authorize KPMG LLP to respond fully to the inquiries of PwC Canada concerning such material weaknesses.

The reports of KPMG LLP on the Company’s consolidated financial statements as of December 29, 2013 and December 30, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

On August 15, 2014 the Company provided KPMG LLP with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On August 20, 2014 the Company received a letter from KPMG LLP that it agreed with the statements contained herein. A copy of the letter from KPMG LLP is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s fiscal years ended December 29, 2013 and December 30, 2012 through August 20, 2014, the Company has not consulted with PwC Canada regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to us nor oral advice was provided to the Company by PwC Canada that PwC Canada concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(v) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description of Exhibit
16.1	Letter from KPMG LLP dated August 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2014	SMTC CORPORATION

	By:	/s/ Sushil Dhiman
Name: Sushil Dhiman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter from KPMG LLP dated August 20, 2014.